SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2018

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646		61-1430858
(Commission File Number)		(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

On January 29, 2018, Ultra Clean Holdings, Inc. (the “Company”) announced that it had commenced an underwritten public offering of its common stock (the “Offering”). In connection with the Offering, the Company intends to disclose that the former shareholders of MICONEX s.r.o. (“Miconex”), which was acquired by the Company in July 2015, are disputing the Company’s determination that Miconex failed to achieve the specified performance target applicable to the potential cash “earn-out” payments under the acquisition agreement for the second annual performance period ended July 2017 (the “Performance Target”). The Company expects the dispute to be resolved pursuant to the dispute resolution provisions of the acquisition agreement. The Company believes that Miconex did not achieve the Performance Target, and therefore no earn-out payment is owed by the Company. The Company intends to vigorously defend its position. However, there can be no assurance that the dispute will be resolved in the Company’s favor. If the dispute is resolved adversely to the Company, the Company would expect to record a charge to Interest and Other Income (Expense), net for the fourth quarter of fiscal 2017 of not more than $1.0 million.

The foregoing information contains, or may be deemed to contain, “forward-looking statements” (as defined in the US Private Securities Litigation Reform Act of 1995) which reflect the Company’s current views with respect to future events and financial performance. We use words such as “anticipates,” “projection,” “forecast,” “believes,” “plan,” “expect,” “future,” “intends,” “may,” “will,” “estimates,” “predicts,” and similar expressions to identify these forward-looking statements. Forward looking statements included in this Current Report include the Company’s expectations with respect the outcome of the Company’s dispute with the former shareholders of Miconex and the expected financial impact to the Company if the dispute is resolved adversely to the Company. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, the Company’s actual results may differ materially from the results predicted or implied by these forward-looking statements. These risks, uncertainties and other factors also include, among others, those relating to the outcome of the dispute resolution and those identified in “Risk Factors,” “Management's Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, each as filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	January 29, 2018	By:	/s/ Sheri Savage
			Name:	Sheri Savage
			Title:	Chief Financial Officer, Senior Vice President and Secretary